W O R K IN G T O G E T H E R . B U IL D IN G S U C C ES S. 20 24 INVESTOR PRESENTATION I 2nd QUARTER

WORKING TOGETHER BUILDING SUCCESS 2 TABLE OF CONTENTS PAGE 4 PROFILE, CULTURE, STRATEGY & INVESTMENT RATIONALE PAGE 13 BUILT ON A SOLID FOUNDATION PAGE 26 Q2 2024 FINANCIAL INSIGHTS PAGE 35 Q2 2024 APPENDIX

3 Statements in this presentation which are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. (“Peoples”). The information contained in this presentation should be read in conjunction with Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”), and the earnings release for the second quarter ended June 30, 2024 (the “Second Quarter Earnings Release”) included in Peoples’ current report on Form 8-K furnished to the Securities and Exchange Commission (“SEC”) on July 23, 2024, each of which is available on the SEC’s website (sec.gov) or at Peoples’ website (peoplesbancorp.com). Peoples expects to file its quarterly report on Form 10-Q for the quarter ended June 30, 2024 (the “Second Quarter Form 10-Q”) with the SEC on or about August 1, 2024. As required by U.S. generally accepted accounting principles, Peoples is required to evaluate the impact of subsequent events through the issuance date of its June 30, 2024 consolidated financial statements as part of its Second Quarter Form 10-Q. Accordingly, subsequent events could occur that may cause Peoples to update its critical accounting estimates and to revise its financial information from that which is contained in this presentation. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in the 2023 Form 10-K under the section, “Risk Factors” in Part I, Item 1A and in the Second Quarter Earnings Release. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management’s knowledge of Peoples’ business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation. SAFE HARBOR STATEMENT

PROFILE, CULTURE, STRATEGY & INVESTMENT RATIONALE 4

NASDAQ: PEBO PEBO GEOGRAPHIC PROFILE 5WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO PEOPLES BANK GEOGRAPHIC FOOTPRINT COUNTIES WHERE PEBO HAS OVER $100 MILLION OF DEPOSITS AND IS NOT IN TOP 3 MARKET SHARE* COUNTIES WHERE PEBO HAS TOP 3 MARKET SHARE* CURRENT PEBO FOOTPRINT * According to FDIC annual summary of deposits as of June 30, 2023. Loans: $6.3 billion Assets: $9.2 billion Deposits: $7.3 billion Market Cap: $1.1 billion Assets Under Admin/Mgmt: $3.6 billion PEBO SNAPSHOT AS OF JUNE 30, 2024 WV VAKY OH MD DC COLUMBUS CLEVELAND CINCINNATI LEXINGTON LOUISVILLE RICHMOND CHARLESTON MARIETTA HUNTINGTON

6 CORPORATE CULTURE NASDAQ: PEBO OUR VISION Our vision is to be the BEST COMMUNITY BANK IN AMERICA for our employees, clients, shareholders, and local communities. ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) MATTERS In 2024 and beyond, we are committed to continuing to conduct our business in a manner that aligns with our values, our ESG areas of focus, and our investment rationale. Our ESG areas of focus are organized around our associates, our communities, our clients and our shareholders. More about our ESG practices can be found on our website at peoplesbancorp.com/esg Our actions are guided by our core values represented by the Promise Circle, which embodies how we do business and our never ending pursuit of creating value for our associates, our communities, our clients, and our shareholders. Being true to these core values in the decisions we make and in our business practices is essential to driving sustainable long-term growth. OUR CORE VALUES

NASDAQ: PEBO STRATEGIC ROAD MAP 7WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO • Everyone is a Risk Manager • Know the Risks: Strategic, Reputation, Credit, Market, Liquidity, Operational, Compliance • Disciplined Credit Culture • Do Things Right the First Time • Raise Your Hand • Discover the Root Cause • Manage Change Effectively • Keep Information Secure • Treat The Client Like Family • Delight The Client • Ensure A Consistent Client Experience Across All Channels • Learn Client’s Goals and Fears • Deliver Expert Advice and Solutions • Evolve the Digital Experience • DWYSYWD (Do What You Say You Will Do) • Acquire, Grow and Retain Clients • Earn Client Referrals • Go Wide • Price for the Value We Provide • Operate Efficiently • Have Appetite For Winning • Execute Thoughtful Mergers and Acquisitions • Hire for Values • Competition Is Across the Street • Promote a Culture of Learning • Coach In Every Direction • Put Right People In Right Job • Be Accountable, No Excuses • Recognize and Reward Performance • Balance Work And Life • Cultivate Diversity • Spread Goodness / No Jerks RESPONSIBLE RISK MANAGEMENT EXTRAORDINARY CLIENT EXPERIENCE PROFITABLE REVENUE GROWTH FIRST CLASS WORKPLACE • Commitment to Superior Shareholder Returns • Clients’ First Choice for Financial Services • Great Place to Work • Meaningful Impact on Our Communities BEST COMMUNITY BANK IN AMERICA

SINCE 2016, WE HAVE BEEN PROACTIVELY PREPARING TO CROSS $10 BILLION IN ASSETS AND BEYOND PREPARATION CROSSING $10 BILLION 20252016-2022 2023 2024 Core System Conversion 2016 Revamped online and mobile banking experience 2022 Implemented best-in-class Customer Relationship Management Solution (Salesforce) Upgraded to Microsoft 365 for all associates Implemented more robust fraud detection & monitoring Cloud native business and commercial loan origination system (nCino) Deployed Robotic Process Automation in some business processes 2022-2023 Implemented system access provisioning tools Implemented SBA specific loan origination system Interactive Teller Machine Deployment New Insurance Agency Management Software 8 NASDAQ: PEBO

NASDAQ: PEBO 9WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO LEADING EDGE PRODUCTS, TECHNOLOGY AND CAPABILITIES CREDIT CARD SOLUTIONS Purchasing card, ghost card, virtual card, credit cards for consumers and small business COMMERCIAL CAPABILITIES Remote deposit capture, sweep accounts and more FRAUD PREVENTION TOOLS Positive pay, reverse positive pay, debit card on/off switch, 24/7 fraud monitoring and more SPECIALTY FINANCE Online applications and servicing for leasing and premium finance BANKING MOBILE APP Mobile check deposit, Zelle, Apple Pay, ACH approval and more Google Play Store Rating: 4.4 Stars INVESTMENT and INSURANCE APPS

NASDAQ: PEBO 10 INVESTMENT RATIONALE UNIQUE COMMUNITY BANKING MODEL • Strongest deposit market share positions in rural markets where we can affect pricing. Top 3 market share in 35 counties across three states. • Presence near larger cities puts us in a position to capture lending opportunities in urban markets (e.g. Cincinnati, Cleveland, Columbus, Lexington, Louisville, Richmond, Washington D.C.) • Greater revenue diversity than average $1 -$10 billion bank, with a fee income ratio of 22%* • Strong community reputation and active involvement • Nationwide insurance premium financing and equipment leasing businesses STRONG, DIVERSE SOURCES OF FEE INCOME • 17th largest bank-owned insurance agency, with expertise in commercial, personal, life and health • Wealth management – $3.6 billion in assets under administration and management, including brokerage, trust and retirement planning as of June 30, 2024 • Top 100 U.S. equipment leasing company (North Star Leasing and Vantage Financial, LLC combined) CAPACITY TO GROW OUR FRANCHISE • Strong capital, earnings growth and operating performance to support M&A strategy • Proven acquisition and integration capabilities and scalable infrastructure COMMITTED TO DISCIPLINED EXECUTION AND GENERATING POSITIVE OPERATING LEVERAGE • Integrated enterprise risk management process • Focused on business line performance and contribution, operating efficiency and credit quality • Disciplined credit practice as indicated by portfolio construction and data ATTRACTIVE DIVIDEND OPPORTUNITY • Targeting 40% to 50% payout ratio under normal operating environment • Dividend paid increased from $0.15 per share for Q2 2016 to $0.40 declared in Q2 2024 • Based on the closing stock price of Peoples’ common shares of $32.89 on July 19, 2024, the quarterly dividend produces an annualized yield of 4.86% *Non-interest income, excluding gains and loses, as a percent of total revenue as of 6/30/24

NASDAQ: PEBO 11WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO STOCK PERFORMANCE PEBO HAS PERFORMED BETTER THAN PEERS IN TERMS OF 3 & 5 YEAR TOTAL ANNUAL RETURN Total Return includes impact of dividends. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. Source: Bloomberg 18% 6% 4% 5% 20% 0% 1% 6% 38% -3% 5% 7% 27% 10% 15% 13% -5% 0% 5% 10% 15% 20% 25% 30% 35% 40% 1 YEAR 3 YEAR 5 YEAR 10 YEAR TOTAL RETURN AS OF JUNE 30, 2024 PEBO PEER GROUP MEDIAN KBW BANK INDEX S&P 500 TOTAL RETURN AS OF JUNE 30, 2024

NASDAQ: PEBO EXTERNAL RECOGNITION 12 Best of the Tri-State 2023 MENTAL WELLBEING THREE YEARS IN A ROW

NASDAQ: PEBO 13WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO BUILT ON A SOLID FOUNDATION CAPITAL, CREDIT AND LIQUIDITY

14 NASDAQ: PEBO 1.85% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% E G B N L K FN F IS I S A S R F R M E C C N E P F C A U B C T B I F FB C S R C E T O W N H B N C S Y B T S T B A F C F P E B O W S B C F M N B T H F F G A B C N B T B N W B I T M P P R K C H C O C B U PEER GROUP - TOTAL DEPOSIT COST (%) PEBO IS BELOW THE $1 - $10 BILLION BANK UNIVERSE IN TERMS OF COST OF DEPOSITS AS OF MARCH 31, 2024 PEER GROUP - TOTAL DEPOSIT COST (%) Source: S&P Global Market Intelligence, as of 03/31/2024. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group”. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. 14 COST OF DEPOSITS BEST IN CLASS NET INTEREST MARGIN LARGELY DUE TO STRONG DEPOSIT FRANCHISE PEER GROUP - NET INTEREST MARGIN DATA AS OF MARCH 31, 2024 UNIV. $1-$10 B AVERAGE: 2.16%

NASDAQ: PEBO 15WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 14 NET INTEREST MARGIN 4.28% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% P E B O F FB C P R K S T B A C H C O F C F T H F F C C N E G A B C S R C E A U B S Y B T C T B I F R M E N W B I L K FN N B T B C B U W S B C T O W N F IS I F M N B T M P P F C S A S R E G B N H B N C PEER GROUP- NET INTEREST MARGIN UNIV. $1-$10 B Average: 3.19% BEST IN CLASS NET INTEREST MARGIN LARGELY DUE TO STRONG DEPOSIT FRANCHISE PEER GROUP - NET INTEREST MARGIN Source: S&P Global Market Intelligence, as of 03/31/2024. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group”. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. DATA AS OF MARCH 31, 2024 UNIV. $1-$10 B AVERAGE: 3.19%

16 NASDAQ: PEBO 0.95 1.10 1.08 0.87 0.84 1.43 1.37 1.32 0.87 1.47 1.61 1.33 1.41 1.30 1.12 1.02 0.75 1.00 1.25 1.50 1.75 FY2021 FY2022 FY2023 Q1 2024 Return on Average Assets (ROAA) Avg. $1-$10 Billion Universe PEBO PEBO Adjusted Peer Average RETURN ON AVERAGE ASSETS PEOPLES ADJUSTED ROAA OVER THE LAST 3 YEARS *Non-US GAAP financial measure. See Appendix. Source: S&P Global Market Intelligence, as of 3/31/2024. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group”. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. RETURN ON AVERAGE ASSETS (ROAA)*

NASDAQ: PEBO 17WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO LOANS & LEASES* PORTFOLIO COMPOSITION • Robust concentration management process focused on portfolio risk diversification • Relationship based lending • Commercial Real Estate (CRE) and Commercial & Industrial (C&I) are balanced with Consumer • CRE financing generally for "A" tier developers only • CRE is 191% of risk based capital at 6/30/2024 • Very limited out-of-market lending • Growing consumer portfolios organically and through acquisitions POLICY / UNDERWRITING STANDARDS • Experienced, independent commercial and consumer underwriters • Comprehensive commercial underwriting package includes standardized loan covenant language, sensitivity analysis and industry research • Risk appropriate CRE policy standards that vary by asset class • Established limits on policy exceptions; volume and trends monitored monthly • Use of government guarantee programs when appropriate • Abbreviated approval process for loan exposures < $1.0 million • Use of automated underwriting systems to evaluate all residential loan requests (e.g. Fannie Mae Desktop Underwriter) MANAGEMENT & MONITORING • Clear segregation of duties between sales & credit functions • Signature approval process with Credit Administration representation • Centralized risk rating, borrowing base monitoring, covenant tracking and testing • Consistent documentation and loan funding process centrally managed by Credit Administration with second review • Experienced workout team dedicated to proactive rehabilitation or exit • Construction loan monitoring and funding process independently managed by Credit Administration staff OVERSIGHT • Board approval required for C&I relationships >$40 million • External loan review by large accounting and advisory firm • Quarterly Criticized Asset Review (CAR) meetings for loans > $0.5 million • Quarterly review of Systemically Important Relationships (SIRs) • Monthly Loan Quality Committee meetings • Internal loan reviews are performed annually on all commercial loans > $1 million • Quarterly, the CECL Assumptions Group provides recommendations on the allowance for credit losses (“ACL”) based on their review of economic forecasts and the loan portfolio metrics *Also referred to throughout this document as “total loans” and “loans held for investment” CREDIT RISK MANAGEMENT PROCESS PEOPLES ADJUSTED ROAA OVER THE LAST 3 YEARS

18 NASDAQ: PEBO 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $0 $20 $40 $60 $80 $100 FY-20 FY-21 FY-22 FY-23 Q1-24 Q2-24 NONPERFORMING ASSETS (NPAs) AND NPA PERCENT OF TOTAL ASSETS CRE Residential C&I HELOC Consumer NPA as a percent of Total Assets CRITICIZED AND CLASSIFIED LOANS NPAS HAVE REMAINED RELATIVELY FLAT AS PEOPLES BANK HAS CONTINUED TO GROW IN ASSET SIZE N PA ’S IN $ M IL LI O N S NONPERFORMING ASSETS (NPAs) AND NPA PERCENT OF TOTAL ASSETS ASSET QUALITY

NASDAQ: PEBO 19WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO CLASSIFIED AND CRITICIZED LOANS AS A PERCENTAGE OF TIER 1 CAPITAL ARE WELL MANAGED *In accordance with SEC reporting methodologies. Criticized loans includes loans categorized as special mention, substandard or doubtful. Classified loans includes loans categorized as substandard or doubtful. CLASSIFIED LOANS / TIER 1 CAPITAL + ACL CRITICIZED LOANS / TIER 1 CAPITAL + ACL CRITICIZED AND CLASSIFIED LOANS ASSET QUALITY 29.11% 28.50% 26.66% 29.54% 26.07% 16.40% 13.34% 13.60% 16.41% 13.06% 0% 10% 20% 30% 40% FY-21 FY-22 FY-23 Q1-24 Q2-24 CRITICIZED AND CLASSIFIED LOANS CRITICIZED LOANS / TIER 1 CAPITAL + ALLL CLASSIFIED LOANS / TIER 1 CAPITAL + ALLL *

20 NASDAQ: PEBO DATA AS OF MARCH 31, 2024 PEER GROUP – CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITALCRE EXPOSURE IS WELL BELOW SUPERVISORY CRITERIA ESTABLISHED TO IDENTIFY INSTITUTIONS WITH HEIGHTENED CRE CONCENTRATION RISK Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 03/31/24. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD). Info for CTBI not available. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group”. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. 257.87% 183.66% 0% 50% 100% 150% 200% 250% 300% 350% 400% E G B N S A S R T M P F IS I S T B A A U B $ 1- 10 B A ve ra g e P F C T O W N W S B C S Y B T C C N E F C F F FB C L K FN P E B O F M N B C H C O T H F F N B T B G A B C C B U F R M E H B N C P R K N W B I S R C E PEER GROUP- CRE LOANS / RISK-BASED CAPITAL 300% IS THE LEVEL CONSIDERED HEIGHTENED CRE CONCENTRATION RISK PER SUPERVISORY GUIDANCE. CRE CONCENTRATION ANALYSIS PEER GROUP – CRE LOANS / RISK-BASED CAPITAL DATA AS OF MARCH 31, 2024

NASDAQ: PEBO 21WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 03/31/24. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD). Info for CTBI not available. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. DATA AS OF MARCH 31, 2024 PEER GROUP – CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL CRE CONCENTRATION ANALYSIS 49.48% 35.42% 0% 20% 40% 60% 80% 100% 120% E G B N F IS I C C N E L K FN S A S R P F C T O W N S Y B T T H F F W S B C A U B $ 1- 10 B A ve ra g e F R M E T M P F C F G A B C S T B A H B N C P E B O F FB C C B U N B T B P R K N W B I F M N B S R C E C H C O PEER GROUP - CONSTRUCTION, LAND AND DEVELOPMENT LOANS / RISK BASED CAPITAL 100% IS THE LEVEL CONSIDERED HEIGHTENED CONSTRUCTION, LAND AND LAND DEVELOPMENT CONCENTRATION RISK PER SUPERVISORY GUIDANCE.

22 NASDAQ: PEBO TOTAL LOAN PORTFOLIO = $6.3 BILLION Data as of June 30, 2024. LOAN COMPOSITION REFLECTS DIVERSIFIED RISK PROFILE COMMERCIAL 60% CONSUMER 29% SPECIALTY FINANCE 11% 1 2 3 LOAN COMPOSITION CONSUMER LOAN PORTFOLIO = $1.8 BILLION RESIDENTIAL REAL ESTATE 44% CONSUMER, INDIRECT 37% HOME EQUITY LINE OF CREDIT 13% CONSUMER, DIRECT 6% 1 2 3 4 COMMERCIAL LOAN PORTFOLIO = $3.8 BILLION COMMERCIAL REAL ESTATE 58% COMMERCIAL & INDUSTRIAL 33% CONSTRUCTION 9% 1 2 3 SPECIALTY FINANCE PORTFOLIO = $0.7 BILLION LEASES 62% PREMIUM FINANCE 38% 1 2 60%29% 11% TOTAL LOAN PORTFOLIO COMMERICAL CONSUMER SPECIALITY FINANCE 58%33% 9% COMMERICAL LOAN PORTFOLIO COMMERICAL REAL ESTATE COMMERCIAL & INDUSTRIAL CONSTRUCTION 44% 37% 13% 6% CONSUMER LOAN PORTFOLIO RESIDENTIAL REAL ESTATE COSUMER, INDIRECT HOME EQUITY LINE OF CREDIT CONSUMER, DIRECT 62% 38% SPECIALITY FINANCE PORTFOLIO LEASES PREIMUM FINANCE

NASDAQ: PEBO 23WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 14% 13% 11% 10% 7% 6% 4% 3% 3% 2% 27% TOTAL CRE PORTFOLIO* = $2.2 BILLION APARTMENT RETAIL INDUSTRIAL OFFICE BUILDING LODGING ASSISTED LIVING WAREHOUSE RESTAURANT MIXED USE EDUCATION OTHER 25% 21% 9% 6% 6% 4% 3% 3% 3% 2% 18% TOTAL C&I PORTFOLIO= $1.3 BILLION FOOD SERVICES RETAIL TRADE CONTRACTORS MANUFACTURING (FOOD, BEVERAGE, TEXTILE, LEATHER, WOOD, PAPER, CHEMICAL) REAL ESTATE AMBULATORY HEALTH CARE SERVICES WHOLESALE TRADE PROFESSIONAL, SCIENTIFIC, AND TECHNICAL SERVICES TRANSPORTATION MACHINERY MANUFACTURING OTHER 46% 21% 19% 5% 3% 3% 1% 2% GEOGRAPHIC DISPERSION OF TOTAL LOAN EXPOSURE (COMMITMENTS)^ OHIO KENTUCKY WEST VIRGINIA WASHINGTON DC MARYLAND VIRGINIA PENNSLYVANIA OTHER STATES LOAN COMPOSITION REFLECTS DIVERSIFIED RISK PROFILE LOAN COMPOSITION FOOD SERVICES 25% RETAIL 21% CON RACTORS 9% MANUFACTURING 6% REAL ESTATE 6% AMBULATORY SERVICES 4% WHOLESALE 3% SCIENTIFIC & TECHNICAL 3% TRA SPORTATION 3% MACHINERY 2% OTHER 18%** 1 2 3 4 5 6 7 8 9 10 11 TOTAL C&I PORTFOLIO = $1.3 BILLIONTOTAL CRE PORTFOLIO* = $2.2 BILLION APARTMENT 14% RETAIL 13% INDUSTRIAL 11% OFFICE BUILDING 10% LODGING 7% A SISTED LIVING 6% WAREHOUSE 4% RESTAURANT 3% MIXED USE 3% EDUCATION 2% OTHER 27% 1 2 3 4 5 6 7 8 9 10 11 OHIO 46% KENTUCKY 21% WEST VIRGINIA 19% WASHINGTON DC 5% MARYLAND 3% VIRGI IA 3% PENNSYLVANIA 1% OTHER STATES 2% 1 2 3 4 5 6 7 8 GEOGRAPHIC DISPERSI N OF TOTAL LOAN EXPOSURE (COMMITMENTS)^ Data as of June 30, 2024. *Total includes commercial real estate and construction loans, and exposure includes commitments. **Top ten categories in terms of loan size are shown (remaining categories in other) ^ EXCLUDES PREMIUM FINANCE, NORTH STAR LEASING AND VANTAGE LEASING

24 NASDAQ: PEBO PRUDENT USE OF CAPITAL STRENGTH IN THE CURRENT ENVIRONMENT (AS OF JUNE 30, 2024) ORGANIC GROWTH • Expect between 5% and 7% loan growth compared to 2023 DIVIDENDS • 8 consecutive years of increasing dividends • Dividend paid increased from $0.15 per share for Q2 2016 to $0.40 per share declared in Q2 2024 • Based on the closing stock price of Peoples’ common shares of $32.89 on July 19, 2024, the quarterly dividend produces an annualized yield of 4.86% ACQUISITION ACTIVITIES • Acquisitions completed since 2011: • 10 banks • 7 insurance • 2 investment • 2 equipment leasing • 1 premium finance SHARE REPURCHASES • Repurchased shares in 2020, 2022 ($7.4 million), 2023 ($3 million) and 2024 ($3 million)

NASDAQ: PEBO 25WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO INVESTMENT RATIONALE CREDIT • Stable metrics compared to year-end 2022 • NPAs of 0.53% as a percentage of total assets • 98.8% of loan portfolio “current” at quarter-end • Total outstanding balance of commercial office space was $126 million or 3.79% of total loans • 0.27% net charge-offs average loans as of Q2 2024 CAPITAL • Meaningfully above well capitalized levels • Remain above well capitalized levels even if we included unrealized losses on available-for-sale and held-to-maturity investments DEPOSITS • Average customer deposit relationship: $31,000 • 30% of our deposit balances exceeded FDIC insurance limits (19% if you exclude collateralized Public Funds) • 78% of our deposits are retail deposits (consumer and small businesses) LIQUIDITY • Loan-to-deposits of 87% • $607.0 million in liquefiable assets • $2.7 billion of contingent liquidity sources (nearly $727.3 million of the available funding is from lines available from the FHLB and the FRB) STRENGTH IN THE CURRENT ENVIRONMENT (AS OF JUNE 30, 2024)

Q2 2024 FINANCIAL INSIGHTS 26

NASDAQ: PEBO 27WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO Q2 2024 HIGHLIGHTS & KEY IMPACTS LOAN TO DEPOSIT RATIO 87% NET INCOME $29 MILLION OR $0.82 PER DILUTED COMMON SHARE NET CHARGE-OFFS 0.27% OF AVERAGE TOTAL LOANS EFFICIENCY RATIO 59% RETURN ON AVERAGE ASSETS 1.27% NET INTEREST MARGIN 4.18%

28 TOTAL REVENUE NASDAQ: PEBO RECORD TOTAL REVENUE IN 2023 REVENUE SOURCES OF OUR FEE BASED BUSINESSES NON-INTEREST INCOME YTD 2024 $138,923 $172,553 $253,442 $339,374 $173,253 $64,330 $69,254 $79,513 $93,950 $50,606 $0 $100,000 $200,000 $300,000 $400,000 $500,000 FY-20 FY-21 FY-22 FY-23 YTD-24 RECORD TOTAL REVENUE IN 2023 NET INTEREST INCOME NON-INTEREST INCOME, EXCLUDING GAINS AND LOSSES ($ T H O U SA N D S) NON-INTEREST INCOME, EXCLUDING GAINS AND LOSSESNET INTEREST INCOME

52% 21% 14% 12% 1% TOTAL INSURANCE REVENUE YTD 2024 $10.6 MILLION PROPERTY & CASUALTY COMMERICAL LINES PERFORMANCE BASED PROPERTY & CASUALTY PERSONAL LINES LIFE & HEALTH OTHER NASDAQ: PEBO NON-INTEREST REVENUE COMPOSITION 29WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 3 4 REVENUE SOURCES OF OUR FEE BASED BUSINESSES 25% 21% 19% 17% 18% NON-INTEREST INCOME YTD 2024 ELECTRONIC BANKING INSURANCE TRUST & INVESTMENTS DEPOSIT ACCOUNT SERVICE CHARGES OTHER 44% 40% 16% TOTAL INVESTMENT REVENUE YTD 2024 $9.2 MILLION FIDUCIARY BROKERAGE EMPLOYEE BENEFITS TOTAL INVESTMENT REVENUE YTD 2024 $9.6 MILLION 1 FIDUCIARY 44% 2 BROKERAGE 40% 3 EMPLOYEE BENEFITS 16% 1 PROPERTY & CASUALTY COMMERCIAL LINES 52% 2 PERFORMANCE BASED 21% 3 PROPERTY & CASUALTY PERSONAL LINES 14% 4 LIFE & HEALTH 12% 5 OTHER 1% TOTAL INSURANCE REVENUE YTD 2024 $10.6 MILLION 1 ELECTRONIC BANKING 25% 2 INSURANCE 21% 3 TRUST & INVESTMENTS 19% 4 DEPOSIT ACCOUNT SERVICE CHARGES 17% 5 OTHER 18% NON-INTEREST INCOME YTD 2024

30 EXPENSE & EFFICIENCY RATIO THE RECENT ESCALATION IN EXPENSES WAS DUE TO ACQUISITIONS, AN INCREASE IN FTE DUE TO GROWTH, AND TECHNOLOGY INVESTMENTS. 63.51% *Non-US GAAP financial measure. See Appendix. OUR EFFICIENCY RATIO HAS BEEN UNDER 60% SINCE 2022. 58.59% 54.35% NASDAQ: PEBO 58.11% 59.19% CORE NON-INTEREST EXPENSE* EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS* 63.51% 58.59% 54.35% 58.66% 50.00% 60.00% 70.00% FY-21 FY-22 FY-23 YTD-24 N O T T O S C A LE EFFICENCY RATIO ADJUSTED FOR NON-CORE ITEMS $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 FY-21 FY-22 FY-23 YTD-24 CORE NON-INTEREST EXPENSE* CORE NON-INTEREST EXPENSES NON-CORE EXPENSES* NON-CORE EXPENSES* CORE NON-INTEREST EXPENSES

1.2% 1.5% 1.6% 1.3% 0.0% 0.5% 1.0% 1.5% 2.0% FY-21 FY-22 FY-23 YTD-24 RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS NASDAQ: PEBO IMPROVEMENT IN KEY METRICS 31WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO WE HAVE MADE STEADY PROGRESS ON THESE METRICS OVER THE RECENT YEARS. INCREASED NET INCOME IN 2022 AND 2023 WERE DUE TO INCREASES IN MARKET INTEREST RATES AND THE PREMIER, VANTAGE, AND LIMESTONE ACQUISITIONS. 1 Non-US GAAP financial measure. See Appendix. 16.9% 23.3% 25.6% 20.04% 19.21% RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS1 RETURN ON AVERAGE TANGIBLE STOCKHOLDERS’ EQUITY ADJUSTED FOR NON-CORE ITEMS1 16.9% 23.3% 25.6% 19.8% 0.0% 10.0% 20.0% 30.0% FY-21 FY-22 FY-23 YTD-24 RETURN ON AVERAGE TANGIBLE STOCKHOLDERS EQUITY ADJUSTED FOR NON-CORE ITEMS

TOTAL LOAN GROWTH

NASDAQ: PEBO

TOTAL LOANS* WERE $6.3 BILLION AS OF JUNE 30, 2024



($ MILLIONS)
($ MILLIONS)
$7,000
$3,500
$-
FY-21
FY-22
FY-23
YTD-24
LIMESTONE ACQUIRED LOANS
PREMIER FINANCIAL BANCORP, INC. ACQUIRED LOANS
TOTAL PPP LOANS
TOTAL ACQUIRED LEASES
TOTAL LOANS NOT ACQUIRED DURING THE CALENDAR YEAR EXCEPT PPP LOANS

*Also referred to throughout this document as "total loans and leases" and "loans held for investment"

32

35% OF DEPOSIT BALANCES AT SECOND QUARTER END 2024 WERE DEMAND DEPOSIT ACCOUNTS (DDAS), INCLUDING $1.5 BILLION OF NON-INTEREST BEARING DDAS *DDAs stands for demand deposit accounts and represents interest-bearing and non-interest bearing transaction accounts. $- $2,000 $4,000 $6,000 $8,000 FY-21 FY-22 FY-23 YTD-24 35% OF DEPOSIT BALANCES AT SECOND QUARTER END 2024 WERE DEMAND DEPOSIT ACCOUNTS (DDAS), INCLUDING $1.5 BILLION OF NON- INTEREST BEARING DDAS BROKERED CERTIFICATES OF DEPOSIT GOVERNMENTAL DEPOSIT ACCOUNTS MONEY MARKET DEPOSIT ACCOUNTS RETAIL CERTIFICATES OF DEPOSIT SAVINGS ACCOUNTS INTEREST-BEARING DDs* NON-INTEREST-BEARING DDs* ($ M IL LI O N S) BROKERED CERTIFICATES OF DEPOSIT GOVERNMENTAL DEPOSIT ACCOUNTS MONEY MARKET DEPOSIT ACCOUNTS RETAIL CERTIFICATES OF DEPOSIT SAVINGS ACCOUNTS INTEREST-BEARING DDAs* NON-INTEREST-BEARING DDAs* DEPOSIT GROWTH NASDAQ: PEBO 33WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO

34 2024 LOAN GROWTH EXPECT BETWEEN 5% AND 7%, COMPARED TO 2023 FEE-BASED INCOME ANTICIPATE GROWTH TO BE BETWEEN 6% AND 8% COMPARED TO 2023 CREDIT COSTS ANTICIPATE AN INCREASE IN PROVISION FOR CREDIT LOSES. WE ARE EXPECTING OUR FULL YEAR NET CHARGE-OFF RATE WILL BE AROUND 25-30 BASIS POINTS NON-INTEREST EXPENSE EXPECTED TO BE BETWEEN $67 AND $69 MILLION FOR THE THIRD AND FOURTH QUARTERS OF 2024 NET INTEREST MARGIN EXPECT HIGHER NET INTEREST INCOME DUE TO FULL YEAR BENEFIT OF LIMESTONE MERGER. NET INTEREST MARGIN BETWEEN 4.10% AND 4.30% 2024 FINANCIAL EXPECTATIONS NASDAQ: PEBO

NASDAQ: PEBO 35WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO Q2 2024 APPENDIX

APPENDIX
NON-US GAAP MEASURES
NASDAQ: PEBO

PRE-PROVISION NET REVENUE

Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR is defined as net interest income plus total non-interest income (excluding all gains and losses) minus total non-interest expense and, therefore, excludes the provision for loan losses and all gains and/or losses included in earnings. PPNR excludes income tax expense. As a result, PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital.

	FY-17	FY-18	FY-19	FY-20	FY-21	FY-22	FY-23	YTD-24
Income before income taxes	$ 57,203	$ 54,941	$ 65,358	$ 42,646	$ 56,970	$ 128,641	$ 145,126	$ 73,728
Add: Provision for loan/credit losses	3,772	5,448	2,504	26,254	731	—	15,174	11,785
Add: Loss on OREO	116	35	98	120	—	138	1,623	—
Add: Loss on securities	—	147	—	368	862	61	3,700	354
Add: Loss on other assets	—	469	692	170	252	326	1,143	706
Add: Loss on other transactions	—	76	—	—	—	151	71	63
Less: Recovery of loan losses	—	—	—	—	—	3,510	—	—
Less: Gain on OREO	—	14	—	—	56	—	—	—
Less: Gains on securities	2,983	1	164	—	—	—	—	—
Less: Gains on other assets	28	76	8	—	—	—	—	—
Less: Gains on other transactions	25	168	—	—	897	—	—	—
Pre-provision net revenue	$ 58,055	$ 60,857	$ 68,480	$ 69,558	$ 57,862	$ 125,807	$ 166,837	$ 86,636
Average assets (in millions)	$ 3,510	$ 3,872	$ 4,222	$ 4,739	$ 5,673	$ 7,095	$ 8,299	$ 9,101
Pre-provision net revenue to average assets (annualized)	1.65%	1.57%	1.62%	1.47%	1.02%	1.77%	2.01%	1.91%

36

APPENDIX
NON-US GAAP MEASURES
NASDAQ: PEBO

PRE-PROVISION NET REVENUE ADJUSTED FOR NON-CORE ITEMS

Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR adjusted for non-core items is defined as net interest income, excluding system upgrade revenue waived, acquisition costs, contract negotiation fees, Peoples Bank Foundation, Inc. contribution, COVID-19-related expenses, COVID-19 employee retention credit, and pension settlement charges, plus the provision for loan losses, refund of contract negotiation fees and all gains and/or losses included in the earnings. PPNR excludes income tax expense. As a result, PPNR represents the earnings capacity that can be retained in order to build capital or used to absorb unexpected losses and preserve existing capital.

($ in Thousands)	FY-17	FY-18	FY-19	FY-20	FY-21	FY-22	FY-23	YTD-24
Income before income taxes	$ 57,203	$ 54,941	$ 65,358	$ 42,646	$ 56,970	$ 128,641	$ 145,126	$ 73,728
Add: System upgrade revenue waived	—	—	—	—	—	—	—	—
Add: Acquisition-related expenses	341	7,262	7,287	489	21,423	3,016	16,970	(84)
Add: COVID-19 related expenses	—	—	—	1,332	1,248	134	—	—
Add: Contract negotiation expenses	—	—	—	—	1,248	—	—	—
Add: Other non-core costs	—	—	270	1,055	579	—	—	—
Add: Pension settlement charges	242	267	—	1,054	143	185	2,424	—
Add: Provision for loan/credit losses	3,772	5,448	2,504	26,254	731	—	15,174	11,785
Add: Loss on OREO	116	35	98	120	—	173	1,623	—
Add: Loss on securities	—	147	—	368	862	375	3,700	354
Add: Loss on other assets	—	469	692	170	459	975	1,143	706
Add: Loss on other transactions	—	76	—	—	—	151	71	63
Less: Recovery of loan losses	—	—	—	—	—	3,634	—	—
Less: Gain on OREO	—	14	—	—	56	35	—	—
Less: Gains on securities	2,983	1	164	—	—	314	—	—
Less: COVID-19 Employee Retention Credit	—	—	—	—	—	—	548	—
Less: Gains on other assets	28	76	8	—	—	649	—	—
Less: Gains on other transactions	25	168	—	—	897	—	—	—
Pre-provision net revenue adjusted for non-core items	$ 58,638	$ 68,386	$ 76,037	$ 73,488	$ 82,710	$ 129,018	$ 185,683	$ 86,552
Average assets (in millions)	$ 3,510	$ 3,872	$ 4,222	$ 4,739	$ 5,673	$ 7,095	$ 8,299	$ 9,101
Pre-provision net revenue adjusted for non-core items to average assets	1.67%	1.77%	1.80%	1.55%	1.46%	1.82%	2.24%	1.91%

37

APPENDIX
NON-US GAAP MEASURES

NASDAQ: PEBO

CORE NON-INTEREST INCOME

Core non-interest income is a financial measure use by Peoples' recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses, and core banking system conversion revenue waived.

($ in Thousands)	FY-17	FY-18	FY-19	FY-20	FY-21	FY-22	FY-23	YTD-24
Total non-interest income	$ 55,573	$ 56,754	$ 64,274	$ 63,672	$ 68,885	$ 78,836	$ 87,413	$ 49,483
Less: net gain (loss) on investment securities	2,983	(146)	164	(368)	(862)	(61)	(3,700)	(354)
Less: net (loss) gain on asset disposals and other transactions	(63)	(334)	(782)	(290)	493	(616)	(2,837)	(769)
Core non-interest income excluding gains and losses	$ 52,653	$ 57,234	$ 64,892	$ 64,330	$ 69,254	$ 79,513	$ 93,950	$ 50,606

CORE NON-INTEREST EXPENSE

Core non-interest expense is a financial measure used to evaluate Peoples' recurring expense stream. This measure is non-US GAAP since it excludes the impact of core banking system conversion expenses, acquisition-related expenses, COVID-19-related expenses, COVID-19 employee retention credit, contract negotiation expenses, pension settlement charges, and other non-recurring expenses.

($ in Thousands)	FY-17	FY-18	FY-19	FY-20	FY-21	FY-22	FY-23	YTD-24
Total non-interest expense	$ 107,975	$ 125,977	$ 137,250	$ 133,695	$ 183,737	$ 207,147	$ 266,487	$ 137,223
Less: acquisition-related expenses	341	7,262	7,287	489	21,423	3,016	16,970	(84)
Less: pension settlement charges	242	267	—	1,054	143	185	2,424	—
Less: COVID-19 related expenses	—	—	—	1,332	1,248	134	—	—
Add: COVID -19 Employee Retention Credit	—	—	—	—	—	—	548,000	
Less: contract negotiation expenses	—	—	—	—	1,248	—	—	—
Less: other non-core charges	—	—	270	1,055	579	—	—	—
Core non-interest expense	$ 107,392	$ 118,448	$ 129,693	$ 129,765	$ 159,096	$ 203,812	$ 247,641	$ 137,307

38

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 39 EFFICIENCY RATIO AND ADJUSTED FOR NON-CORE ITEMS ($ in Thousands) FY-17 FY-18 FY-19 FY-20 FY-21 FY-22 FY-23 YTD-24 Total non-interest expense $ 107,975 $ 125,977 $ 137,250 $ 133,695 $ 183,737 $ 207,147 $ 266,847 $ 137,223 Less: amortization on other intangible assets 3,516 3,338 3,359 3,223 4,775 7,763 11,222 5,575 Adjusted total non-interest expense $ 104,459 $ 122,639 $ 133,891 $ 130,472 $ 178,962 $ 199,384 $ 255,625 $ 131,648 Total non-interest income excluding net gains and losses $ 52,653 $ 57,234 $ 64,892 $ 64,330 $ 69,254 $ 79,513 $ 93,950 $ 50,606 Net interest income $ 113,377 $ 129,612 $ 140,838 $ 138,923 $ 172,553 $ 253,442 $ 339,374 $ 173,253 Add: fully taxable equivalent adjustment 1,912 881 1,068 1,054 1,349 1,644 1,703 705 Net interest income on a fully taxable equivalent basis $ 115,289 $ 130,493 $ 141,906 $ 139,977 $ 173,902 $ 255,086 $ 341,077 $ 173,958 Adjusted revenue $ 167,942 $ 187,727 $ 206,798 $ 204,307 $ 243,156 $ 334,599 $ 435,027 $ 224,564 Efficiency ratio 62.20% 65.33% 64.74% 63.86% 73.60% 59.59% 58.68% 58.62% Core non-interest expense $ 107,392 $ 118,448 $ 129,693 $ 129,765 $ 159,096 $ 203,812 $ 247,641 $ 137,307 Less: amortization on other intangible assets 3,516 3,338 3,359 3,223 4,775 7,763 11,222 5,575 Adjusted core non-interest expense $ 103,876 $ 115,110 $ 126,334 $ 126,542 $ 154,321 $ 196,049 $ 236,419 $ 131,732 Core non-interest income excluding gains and losses $ 52,653 $ 57,234 $ 64,892 $ 64,330 $ 69,254 $ 79,513 $ 93,950 $ 50,606 Net interest income on a fully taxable equivalent basis 115,289 130,493 141,906 139,977 173,902 255,086 341,077 173,958 Adjusted core revenue $ 167,942 $ 187,727 $ 206,798 $ 204,307 $ 243,156 $ 334,599 $ 435,027 $ 224,564 Efficiency ratio adjusted for non-core items 61.85% 61.32% 61.09% 61.94% 63.47% 58.59% 54.35% 58.66% The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus total non-interest income excluding all gains and losses. This measure in non-US GAAP since it excludes amortization of other intangible assets, and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. The efficiency ratio adjusted for non-core items is non-US GAAP since it excludes amortization of other intangible assets, non-core expenses, system upgrade revenue waived and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. CORE NON-INTEREST EXPENSE Core non-interest income is a financial measure use by Peoples’ recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses, and core banking system conversion revenue waived.

APPENDIX
NON-US GAAP MEASURES

NASDAQ: PEBO

TANGIBLE EQUITY TO TANGIBLE ASSETS AND TANGIBLE BOOK VALUE PER SHARE

Peoples uses tangible capital measures to evaluate the adequacy of Peoples' stockholders'. Such ratios represent non-US GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders' equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-US GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

($ in Thousands)	FY-17	FY-18	FY-19	FY-20	FY-21	FY-22	FY-23	YTD-24
Total stockholders equity	$ 458,592	$ 520,140	$ 594,393	$ 575,673	$ 845,025	$ 785,328	$ 1,053,534	$ 1,077,833
Less: goodwill and other intangible assets	144,576	162,085	177,503	184,597	291,009	326,329	412,172	406,417
Tangible equity	$ 314,016	$ 358,055	$ 416,890	$ 391,076	$ 554,016	$ 458,999	$ 641,362	$ 671,416
Total assets	$ 3,581,686	$ 3,991,454	$ 4,354,165	$ 4,760,764	$ 7,063,521	$ 7,207,304	$ 9,157,382	$ 9,226,461
Less: goodwill and other intangible assets	144,576	162,085	177,503	184,597	291,009	326,329	412,172	406,417
Tangible assets	$ 3,437,110	$ 3,829,369	$ 4,176,662	$ 4,576,167	$ 6,772,512	$ 6,880,975	$ 8,745,210	$ 8,820,044
Tangible equity to tangible assets	9.14%	9.35%	9.98%	8.55%	8.18%	6.67%	7.33%	7.61%
Tangible equity	$ 314,016	$ 358,055	$ 416,890	$ 391,076	$ 554,016	$ 458,999	$ 641,362	$ 671,416
Common shares outstanding	18,287,449	19,565,029	20,698,941	19,563,979	28,297,771	28,287,837	8,745,210	35,499
Tangible book value per share	$ 17.17	$ 18.30	$ 20.14	$ 19.99	$ 19.58	$ 16.23	$ 18.16	$ 18.91

40

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 41 Peoples uses tangible capital measures to evaluate the adequacy of Peoples’ stockholders’. Such ratios represent non-US GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders’ equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples’ operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-US GAAP financial measures to amounts reported in Peoples’ consolidated financial statements. (a) Tax effect is calculated using a 21% federal statutory tax rate for the 2018 - 2024 periods and 35% federal statutory rate for 2017. RETURN ON AVERAGE ASSETS AND ADJUSTED FOR NON-CORE ITEMS The return on average assets adjusted for non-core items represents a non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs ACT on the reimbursement of deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, Peoples Bank Foundation, Inc. contribution, COVID-19-related expenses, COVID-19 employee retention credit, acquisition-related expenses, contract negotiation fees, and pension settlement charges. ($ in Thousands) FY-17 FY-18 FY-19 FY-20 FY-21 FY-22 FY-23 YTD-24 Annualized net income $ 38,471 $ 46,255 $ 53,695 $ 34,767 $ 47,555 $ 101,292 $ 113,363 $ 117,826 Total average assets $ 3,510,274 $ 3,871,832 $ 4,222,482 $ 4,739,289 $ 5,672,594 $ 7,094,707 $ 8,298,777 $ 9,101,052 Return on average assets 1.10% 1.19% 1.27% 0.73% 0.84% 1.43% 1.37% 1.29% Return on average assets adjusted for non-core items: Net income $ 38,471 $ 46,255 $ 53,695 $ 34,767 $ 47,555 $ 101,292 $ 113,363 $ 58,591 Add: net loss on investment securities — 146 — 368 862 61 3,700 354 Less: tax effect of net loss on investment securities — 31 — 77 181 13 777 74 Less: net gain on investment securities 2,983 — 164 — — — — — Add: tax effect of net gain on investment securities 1,044 — 34 — — — — — Less: net gain on assets disposals and other transactions — — — — 493 — — — Add: tax effect of net gain on asset disposals and other transactions — — — — 104 — — — Add: net loss on asset disposals and other transactions 63 334 782 290 — 616 2,837 769 Less: tax effect on net loss on asset disposals and other transactions 22 70 164 61 — 129 596 161 Add: acquisition-related expenses 341 7,262 7,287 489 21,423 3,016 16,970 (84) Less: tax effect on acquisition-related expenses 119 1,525 1,530 103 4,499 633 3,564 (18) Add: pension settlement charges 242 267 — 1,054 143 185 2,424 — Less: tax effect on pension settlement charges 85 56 — 221 30 39 509 — Add: COVID-19 expenses — — — 1,332 1,248 134 — — Less: tax effect on COVID-19 expenses — — — 280 262 28 — — Less: COVID -19 Employee Retention Credit — — — — — — 548 — Add: tax effect of COVID -19 Employee Retention Credit — — — — — — 115 — Add: other non-core charges — — 270 1,055 579 — — — Less: tax effect on other non-core charges — — 57 222 122 — — — Add: contract negotiation fees — — — — 1,248 — — — Less: tax effect on contract negotiation fees — — — — 262 — — — Less: release of deferred tax asset valuation — 805 — — — — — — Less: impact of Tax Cuts and Jobs Act on deferred tax liability — 705 — — — — — — Add: impact of Tax Cuts and Jobs Act on deferred tax assets 897 — — — — — — — Net income adjusted for non-core items $ 37,849 $ 51,072 $ 60,153 $ 40,319 $ 67,312 $ 104,461 $ 133,415 $ 59,413 Total average assets $ 3,510,274 $ 3,871,832 $ 4,222,482 $ 4,739,289 $ 5,672,594 $ 7,094,707 $ 8,298,777 $ 9,101,052 Return on average assets adjusted for non-core items 1.08% 1.32% 1.42% 0.85% 1.19% 1.47% 1.61% 1.31%

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 42 (a) Tax effect is calculated using a 21% federal statutory tax rate for the 2018 - 2024 periods and 35% federal statutory rate for 2017. RETURN ON AVERAGE TANGIBLE STOCKHOLDERS’ EQUITY The return on average tangible stockholders’ equity ratio is a key financial measure used to monitor performance. It is calculated as net income (less after-tax impact of amortization of other intangible assets) divided by average tangible stockholders’ equity. This measure is non-US GAAP since that excludes the after-tax impact of amortization of other intangible assets from earnings and the impact of goodwill and other intangible assets acquired through acquisitions on total stockholders’ equity. ($ in Thousands) FY-17 FY-18 FY-19 FY-20 FY-21 FY-22 FY-23 YTD-24 Annualized net income $ 38,471 $ 46,255 $ 53,695 $ 34,767 $ 47,555 $ 101,292 $ 113,363 $ 117,826 Add: amortization of other intangible assets 3,516 3,338 3,359 3,223 4,775 7,763 11,222 5,575 Less: tax effect of amortization of other intangible assets (a) 1,231 701 705 677 1,003 1,630 2,357 1,171 Net income excluding the amortization of intangible assets $ 40,756 $ 48,892 $ 56,349 $ 34,770 $ 51,327 $ 107,425 $ 122,228 $ 122,230 Total average equity $ 450,379 $ 488,139 $ 566,123 $ 575,386 $ 656,633 $ 797,984 $ 940,797 $ 1,057,117 Less: average goodwill and other intangible assets 144,696 158,115 173,529 181,526 234,667 322,639 384,172 409,292 Average tangible equity $ 305,683 $ 330,024 $ 392,594 $ 393,860 $ 421,966 $ 475,345 $ 556,625 $ 647,825 Annualized net income $ 38,471 $ 46,255 $ 53,695 $ 34,767 $ 47,555 $ 101,292 $ 113,363 $ 117,826 Total average equity $ 450,379 $ 488,139 $ 566,123 $ 575,386 $ 656,633 $ 797,984 $ 940,797 $ 1,057,117 Return on average equity 8.54% 9.48% 9.48% 6.04% 7.24% 12.69% 12.05% 11.15% Annualized net income excluding the amortization of intangible assets $ 40,756 $ 48,892 $ 56,349 $ 37,313 $ 51,327 $ 107,425 $ 122,228 $ 126,682 Average tangible equity $ 305,683 $ 330,024 $ 392,594 $ 393,860 $ 421,966 $ 475,345 $ 556,625 $ 647,825 Return on average tangible equity 13.33% 14.81% 14.35% 9.47% 12.16% 22.60% 21.96% 19.55% ($ in Thousands) FY-17 FY-18 FY-19 FY-20 FY-21 FY-22 FY-23 YTD-24 Return on average equity adjusted for non-core items: Net income $ 38,471 $ 46,255 $ 53,695 $ 34,767 $ 47,555 $ 101,292 $ 113,363 $ 58,591 Add: net loss on investment securities — 146 — 368 862 61 3,700 354 Less: tax effect of net loss on investment securities (a) — 31 — 77 181 13 777 74 Less: net gain on investment securities 2,983 — 164 — — — — — Add: tax effect of net gain on investment securities (a) 1,044 — 34 — — — — — Less: net gain on assets disposals and other transactions — — — — 493 — — — Add: tax effect of net gain on asset disposals and other transactions — — — — 104 — — — Add: net loss on asset disposals and other transactios 63 334 782 290 — 616 2,837 769 Less: tax effect on net loss on asset disposals and other transactions (a) 22 70 164 61 — 129 596 161 Add: system conversion expenses — — — — — — — — Less: tax effect on system conversion expense (a) — — — — — — — — Add: acquisition-related expenses 341 7,262 7,287 489 21,423 3,016 16,970 (84) Less: tax effect on acquisition-related expenses (a) 119 1,525 1,530 103 4,499 633 3,564 (18) Add: pension settlement charges 242 267 — 1,054 143 185 2,424 — Less: tax effect on pension settlement charges (a) 85 56 — 221 30 39 509 — Add: COVID-19 expenses — — — 1,332 1,248 134 — — Less: tax effect on COVID-19 related expenses (a) — — — 280 262 28 — — Less: COVID -19 Employee Retention Credit — — — — — — 548 — Add: tax effect of COVID -19 Employee Retention Credit — — — — — — 115 — Add: other non-core charges — — 270 1,055 579 — — — Less: tax effect on other non-core charges (a) — — 57 222 122 — — — Add: contract negotiation fees — — — — 1,248 — — — Less: tax effect on contract negotiation expenses (a) — — — — 262 — — — Less: release of deferred tax asset valuation — 805 — — — — — — Less: impact of Tax Cuts and Jobs Act on deferred tax liability — 705 — — — — — — Add: impact of Tax Cuts and Jobs Act on deferred tax assets 897 — — — — — — — Net income adjusted for non-core items $ 37,849 $ 51,072 $ 60,153 $ 38,391 $ 67,312 $ 104,461 $ 133,415 $ 59,412 Average equity $ 450,379 $ 488,139 $ 566,123 $ 575,386 $ 656,633 $ 797,984 $ 940,797 $ 1,057,117 Return on average equity adjusted for non-core items 8.40% 10.46% 10.63% 6.67% 10.25% 13.09% 14.18% 11.30% Net income adjusted for non-core items excluding the amortization of intangible assets $ 40,134 $ 53,709 $ 62,807 $ 40,937 $ 71,086 $ 110,594 $ 142,280 $ 63,816 Average tangible equity $ 305,683 $ 330,024 $ 392,594 $ 393,860 $ 421,966 $ 475,345 $ 556,625 $ 647,825 Return on average tangible equity adjusted for non-core items 13.13% 16.27% 16.00% 10.39% 16.85% 23.27% 25.56% 19.81%

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 43 RETURN ON AVERAGE STOCKHOLDERS’ EQUITY ADJUSTED FOR NON-CORE ITEMS (a) Tax effect is calculated using a 21% federal statutory tax rate for the 2018 - 2024 periods and 35% federal statutory rate for 2017. The return on average stockholders’ equity adjusted for non-core items represents a non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, and after-tax impact of all gains and losses, other non-core charges, Peoples Bank Foundation, Inc. contribution, COVID-19 related expenses, COVID-19 employee retention credit, acquisition-related expenses, contract negotiation fees, and pension settlement charges. ($ in Thousands) FY-17 FY-18 FY-19 FY-20 FY-21 FY-22 FY-23 YTD-24 Annualized net income $ 38,471 $ 46,255 $ 53,695 $ 34,767 $ 47,555 $ 101,292 $ 113,363 $ 117,826 Add: amortization of other intangible assets 3,516 3,338 3,359 3,223 4,775 7,763 11,222 5,575 Less: tax effect of amortization of other intangible assets (a) 1,231 701 705 677 1,003 1,630 2,357 1,171 Net income excluding the amortization of intangible assets $ 40,756 $ 48,892 $ 56,349 $ 34,770 $ 51,327 $ 107,425 $ 122,228 $ 122,230 Total average equity $ 450,379 $ 488,139 $ 566,123 $ 575,386 $ 656,633 $ 797,984 $ 940,797 $ 1,057,117 Less: average goodwill and other intangible assets 144,696 158,115 173,529 181,526 234,667 322,639 384,172 409,292 Average tangible equity $ 305,683 $ 330,024 $ 392,594 $ 393,860 $ 421,966 $ 475,345 $ 556,625 $ 647,825 Annualized net income $ 38,471 $ 46,255 $ 53,695 $ 34,767 $ 47,555 $ 101,292 $ 113,363 $ 117,826 Total average equity $ 450,379 $ 488,139 $ 566,123 $ 575,386 $ 656,633 $ 797,984 $ 940,797 $ 1,057,117 Return on average equity 8.54% 9.48% 9.48% 6.04% 7.24% 12.69% 12.05% 11.15% Annualized net income excluding the amortization of intangible assets $ 40,756 $ 48,892 $ 56,349 $ 37,313 $ 51,327 $ 107,425 $ 122,228 $ 126,682 Average tangible equity $ 305,683 $ 330,024 $ 392,594 $ 393,860 $ 421,966 $ 475,345 $ 556,625 $ 647,825 Return on average tangible equity 13.33% 14.81% 14.35% 9.47% 12.16% 22.60% 21.96% 19.55% ($ in Thousands) FY-17 FY-18 FY-19 FY-20 FY-21 FY-22 FY-23 YTD-24 Return on average equity adjusted for non-core items: Net income $ 38,471 $ 46,255 $ 53,695 $ 34,767 $ 47,555 $ 101,292 $ 113,363 $ 58,591 Add: net loss on investment securities — 146 — 368 862 61 3,700 354 Less: tax effect of net loss on investment securities (a) — 31 — 77 181 13 777 74 Less: net gain on investment securities 2,983 — 164 — — — — — Add: tax effect of net gain on investment securities (a) 1,044 — 34 — — — — — Less: net gain on assets disposals and other transactions — — — — 493 — — — Add: tax effect of net gain on asset disposals and other transactions — — — — 104 — — — Add: net loss on asset disposals and other transactios 63 334 782 290 — 616 2,837 769 Less: tax effect on net loss on asset disposals and other transactions (a) 22 70 164 61 — 129 596 161 Add: system conversion expenses — — — — — — — — Less: tax effect on system conversion expense (a) — — — — — — — — Add: acquisition-related expenses 341 7,262 7,287 489 21,423 3,016 16,970 (84) Less: tax effect on acquisition-related expenses (a) 119 1,525 1,530 103 4,499 633 3,564 (18) Add: pension settlement charges 242 267 — 1,054 143 185 2,424 — Less: tax effect on pension settlement charges (a) 85 56 — 221 30 39 509 — Add: COVID-19 expenses — — — 1,332 1,248 134 — — Less: tax effect on COVID-19 related expenses (a) — — — 280 262 28 — — Less: COVID -19 Employee Retention Credit — — — — — — 548 — Add: tax effect of COVID -19 Employee Retention Credit — — — — — — 115 — Add: other non-core charges — — 270 1,055 579 — — — Less: tax effect on other non-core charges (a) — — 57 222 122 — — — Add: contract negotiation fees — — — — 1,248 — — — Less: tax effect on contract negotiation expenses (a) — — — — 262 — — — Less: release of deferred tax asset valuation — 805 — — — — — — Less: impact of Tax Cuts and Jobs Act on deferred tax liability — 705 — — — — — — Add: impact of Tax Cuts and Jobs Act on deferred tax assets 897 — — — — — — — Net income adjusted for non-core items $ 37,849 $ 51,072 $ 60,153 $ 38,391 $ 67,312 $ 104,461 $ 133,415 $ 59,412 Average equity $ 450,379 $ 488,139 $ 566,123 $ 575,386 $ 656,633 $ 797,984 $ 940,797 $ 1,057,117 Return on average equity adjusted for non-core items 8.40% 10.46% 10.63% 6.67% 10.25% 13.09% 14.18% 11.30% Net income adjusted for non-core items excluding the amortization of intangible assets $ 40,134 $ 53,709 $ 62,807 $ 40,937 $ 71,086 $ 110,594 $ 142,280 $ 63,816 Average tangible equity $ 305,683 $ 330,024 $ 392,594 $ 393,860 $ 421,966 $ 475,345 $ 556,625 $ 647,825 Return on average tangible equity adjusted for non-core items 13.13% 16.27% 16.00% 10.39% 16.85% 23.27% 25.56% 19.81%

peoplesbancorp.com Peoples Bancorp® is a federally registered service mark of Peoples Bancorp Inc. The three arched ribbons logo is a federally registered service mark of Peoples Bank. Peoples Bank (w/logo)® is a federally registered service mark of Peoples Bank. Working Together. Building Success.® is a federally registered service mark of Peoples Bank. TYLER WILCOX President and Chief Executive Officer 740.373.7737 Tyler.Wilcox@pebo.com KATIE BAILEY Executive Vice President Chief Financial Officer and Treasurer 740.376.7138 Kathryn.Bailey@pebo.com